Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – January

(formerly Innovator S&P 500 Buffer ETF™ – January)

Innovator U.S. Equity Power Buffer ETF™ – January

(formerly Innovator S&P 500 Power Buffer ETF™ – January)

Innovator U.S. Equity Ultra Buffer ETF™ – January

(formerly Innovator S&P 500 Ultra Buffer ETF™ – January)

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

December 31, 2021

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on December 31, 2021. Each Fund will commence a new outcome period that will begin on January 1, 2022 and end on December 31, 2022. An investment in each Fund over the course of the outcome period will be subject to the each Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Buffer ETF™ – January	BJAN	Gross: 13.54% Net: 12.75%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 13.54% (prior to taking into account management fees and other fees) and 12.75% (after taking into account management fees) while providing a buffer against the first 9% of SPDR® S&P 500® ETF Trust losses, over the period from January 1, 2022 to December 31, 2022.

Innovator U.S. Equity Power Buffer ETF™ – December	PJAN	Gross: 8.99% Net: 8.20%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 8.99% (prior to taking into account management fees and other fees) and 8.20% (after taking into account management fees) while providing a buffer against the first 15% of SPDR® S&P 500® ETF Trust losses, over the period from January 1, 2022 to December 31, 2022.

Innovator U.S. Equity Ultra Buffer ETF™ – December	UJAN	Gross: 6.89% Net: 6.10%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 6.89% (prior to taking into account management fees and other fees) and 6.10% (after taking into account management fees) while providing a buffer against SPDR® S&P 500® ETF Trust losses of between 5% and 35%, over the period from January 1, 2022 to December 31, 2022.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: January 1, 2022 through December 31, 2022.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference